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                                                                   Exhibit 4(d)

GROUP MASTER APPLICATION

                                KEMPER INVESTORS LIFE INSURANCE COMPANY (KILICO)

                       1 Kemper Drive, Long Grove, IL  60049-0001 - 800/621-5001


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APPLICATION

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Application for                            Name of Product

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Name of Group

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Principal Office Street Address            City             State        Zip
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Benefits and payments provided by this contract, when based on Guarantee Period
Values, may increase or decrease in accordance with the Market Value Adjustment formula stated in the contract schedule.

Benefits, payments and values provided by this contract, when based upon the investment experience of the subaccounts, are variable and are not guaranteed as to dollar amount. Refer to the variable account and annuity period provisions for a determination of any variable benefits.

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SIGNATURES




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Signature of Authorized Representative



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Typed Name                                Title


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Signed at (City, State and Zip)


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Date


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Witnessed by


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Licensed Agent


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L-8169




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    KEMPER ANNUITIES                                                                      Kemper Investors Life Insurance Company
    Long-term investing in a short-term world (SM)                                      1 Kemper Drive, Long Grove, IL 60049-0001
---------------------------------------------------------------    ---------------------------------------------------------------
  1.  OWNER                                                          4.  INITIAL PAYMENT
---------------------------------------------------------------    ---------------------------------------------------------------
First                   MI                  Last                   Initial Payment  $
                                                                                     ---------------------------------------------
---------------------------------------------------------------                        Make Check payable to Kemper Investors Life
Street Address                              Apt.                                       Insurance Company.
                                                                   This payment is a (check one):  [ ] Non-qualified  [ ] SEP-IRA
---------------------------------------------------------------    [ ] IRA  [ ] Roth IRA  [ ] Charitable Remainder Trust (CRT)
City                       State                  Zip              [ ] Rollover to IRA  [ ] IRA Trustee To Trustee Transfer
                                                                   [ ] IRA Payment for Tax Year
---------------------------------------------------------------    ---------------------------------------------------------------
Daytime Telephone    |     [ ] Male     |    Date Of Birth           5.  ALLOCATION OF PAYMENTS
(   )                |     [ ] Female   |      /     /             ---------------------------------------------------------------
---------------------------------------------------------------    Kemper                                Scudder
Date of Trust                                                      ___% Dreman Financial Services        ___% International
             --------------------------------------------------    ___% Small Cap Growth                 ___% Global Discovery
Social Security/Tax I.D.Number                                     ___% Small Cap Value                  ___% Capital Growth
                              ---------------------------------    ___% Dreman High Return               ___% Growth and Income
Joint Owner                                                        ___% International
           ----------------------------------------------------    ___% Int'l Growth & Income            Warburg Pincus
---------------------------------------------------------------    ___% Global Blue Chip                 ___% Post Venture Capital
Social Security Number  |  [ ] Male     |     Date Of Birth        ___% Value+Growth                     ___% Emerging Markets
                        |  [ ] Female   |      /     /             ___% Horizon 20+
---------------------------------------------------------------    ___% Total Return                     Janus
---------------------------------------------------------------    ___% Horizon 10+                      ___% Growth & Income
  2.  ANNUITANT                                                    ___% High Yield                       ___% Growth
---------------------------------------------------------------    ___% Horizon 5
        [ ] The annuitant is same as the owner (if checked,        ___% Global Income                    Kemper Investors Life
        complete contingent annuitant section only, if             ___%Investment Grade Bond             Insurance Company
        applicable.)                                               ___%Government Securities             ___% Fixed Account
                                                                   ___% Money Market
First                   MI                  Last                   ___% Money Market II                  Other
                                                                   Guarantee Period Accounts (GPA)       ___%____________
---------------------------------------------------------------    ___%        ___ Year          ___%       ___ Year
Street Address                              Apt.                   ___%        ___ Year          ___%       ___ Year
                                                                     (All allocations above must total 100%, $500 min. per account.)
---------------------------------------------------------------    ---------------------------------------------------------------
City                       State                  Zip                6. PROTECT YOUR FUTURE PROGRAM
                                                                   ---------------------------------------------------------------
---------------------------------------------------------------    [ ] Allocate a portion of my initial payment to the____________
Daytime Telephone    |     [ ] Male     |    Date Of Birth             year GPA such that, at the end of the guarantee period, the
(   )                |     [ ] Female   |      /     /                 GPA will have grown to an amount equal to the total initial
---------------------------------------------------------------        payment assuming no withdrawals or transfers of any kind.
Social Security Number                                                 The remaining balance will be applied as indicated above in
                      -----------------------------------------        Section 5.
Contingent Annuitant                                               ---------------------------------------------------------------
                    -------------------------------------------      7. AUTOMATIC ASSET REBALANCING
Social Security Number  |  [ ] Male     |     Date Of Birth        ---------------------------------------------------------------
                        |  [ ] Female   |      /     /             [ ] I elect Automatic Asset Rebalancing (AAR) among the above
---------------------------------------------------------------        accounts (excluding Fixed, GPA's and the Money Market II
  3.  BENEFICIARY                                                      Subaccount.)
---------------------------------------------------------------        Every:  [ ] 3  [ ] 6  [ ] 12 Months  Beginning    /     /
[ ] I elect the surviving joint owner as primary beneficiary                                                          ------------
    (If checked, complete contingent section only.)                ---------------------------------------------------------------
                                                                     8. GUARANTEED RETIREMENT INCOME BENEFIT
Primary                            Relationship To Annuitant       ---------------------------------------------------------------
                                                                   [ ] I elect the Guaranteed Retirement Income
---------------------------------  ----------------------------
Contingent                        Relationship To Annuitant

---------------------------------  ----------------------------
For additional beneficiaries use Section 16.
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  9.  REPLACEMENT
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Will the proposed contract replace or change any existing annuity or insurance policy?    [ ] No  [ ] Yes
(If yes, list company name and policy number.)
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  10.  TELEPHONE TRANSFER
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I authorize and direct Kemper Investors Life Insurance Company (KILICO) to accept telephone instructions from the owner, active agent, and the individual listed below to effect transfers and/or future payment allocation changes. I agree to hold harmless and indemnify KILICO and its affiliates and their collective directors, employees and agents against any claim arising from such action.

Name                                      Birthdate                          [ ] I do not accept this telephone transfer privilege.
    --------------------------------------         -------------------------
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L-8159 (12/97)       For Help Completing This Application, Please Call Kemper Insurance Products Division At (800) 778-1482
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  11.  DOLLAR COST AVERAGING (DCA)                                     13.  ANNUITY DATE
-----------------------------------------------------------------  -----------------------------------------------------------------
A.  Source Account (please check one):                             I elect to have annuitization payments begin on     /      /
    [ ] From any single Subaccount or the Fixed Account                                                            ----------------.
                                                                   The annuity date may not be later than age 91 and must be at
    Please transfer $               from                           least one year after contract issue date.  (Will be age 91 if
                      --------------     ---------------------     none chosen)
                                    (list one Subaccount name or   ----------------------------------------------------------------
                                     the Fixed Account)              14.  SYSTEMATIC WITHDRAWALS
     [ ] Interest only from the Fixed Account (must maintain a     ----------------------------------------------------------------
         $10,000 balance and continue DCA for at least one year)   Please withdraw $                        Beginning      /   /
                                                                                    ------------------------          -------------
                                                                                         ($100 minimum)                (Enter date)
B.  Frequency:  Every:   [ ] 1        [ ] 3 Months                 Every:    [ ] 1       [ ] 3        [ ] 6        [ ] 12 Months
    Beginning           /        /
                ------------------------                           ________%   From _______________________________________________
                     (Enter date)                                                            Enter Subaccount from Section 5
C. Receiving Accounts:
   Enter the Subaccount name (from Section 5) and the appropriate  ________%   From _______________________________________________
   percentage of the total Dollar Cost Averaging allocation below:                           Enter Subaccount from Section 5

                    All allocations must total 100%                ________%   From _______________________________________________
                                                                                             Enter Subaccount from Section 5
  PCT         Subaccount            PCT       Subaccount
________% to _______________      _______% to _______________       Please:   [ ]  Do not withhold federal income taxes.
________% to _______________      _______% to _______________                 [ ]  Do withhold at 10% or _____________ (%).
________% to _______________      _______% to _______________      See form L-8215 for automatic age 701/2 minimum distributions.
DCA is not allowed from any Guarantee Period Accounts.             Withdrawals before age 59-1/2 may be subject to a 10% IRS
Additionally please consult the prospectus for more information    penalty. Please consult your tax advisor.
about the benefits and limitations of the Money Market II
Subaccount.  For additional Subaccounts, use Section 16.           Funds allocated to a GPA are subject to a Market Value Adjustment
-----------------------------------------------------------------  unless withdrawals are taken within 30 days after the end of a
  12.  SYSTEMATIC ACCUMULATION                                     guarantee Period.
-----------------------------------------------------------------
[ ] I authorize automatic deductions of $________________________  [ ] I wish to use Electronic Funds Transfer (Direct Deposit). I
                                              ($100 minimum)           authorize the Company to correct electronically any
from my bank account for application to this contract.                 overpayments or erroneous credits made to my account.
                                                                       Please attach a voided check or voided deposit slip.
   Beginning         /     /                                       ----------------------------------------------------------------
             -------------------------                               15.  OPTIONAL BILLING REMINDERS
   Every:      [ ] 1       [ ] 3       [ ] 6        [ ] 12 Months  ----------------------------------------------------------------
Please attach a voided check or voided withdrawal slip.            [ ]  I wish to receive periodic reminders that I can include with future remittances in the amount of $ ____________________.
                                                                   Please send reminder to:       [ ] Owner     [ ] Annuitant
                                                                   Every:     [ ] 1      [ ] 3       [ ] 6       [ ] 12 Months
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  16.  REMARKS
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  17.  SIGNATURES
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Receipt is acknowledged of the current prospectus for Kemper Sterling and the underlying funds in Section 5. Benefits, payments and values provided by the contract when based on investment experience of the subaccounts are variable and are not guaranteed as to the dollar amount. Benefits and payments provided by the contract when based on Guarantee Period Account values may increase or decrease in accordance with the market value adjustment formula stated in the contract. Please check here if you would like a statement of additional information. [ ]

I agree that all statements are true and correct to the best of my knowledge and belief and are made as a basis for my application.

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Signature Of Owner                                                   Signed At (City and State)                  Date

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Signature Of Joint Owner

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  18.  REGISTERED REPRESENTATIVE / DEALER INFORMATION
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Does the contract applied for replace an existing annuity or life insurance policy? [ ] Yes  (Attach replacement forms as required)
[ ] No I certify that the information provided by the owner has been accurately recorded; current prospectuses were delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the contract applied for is suitable for the owner.  SUITABILITY INFORMATION HAS BEEN OBTAINED AND FILED WITH THE
BROKER/DEALER.

                                                   Tel. (  )
---------------------------------------------------------------------------Comm. Code:_____________--------------------------------
Signature Of Registered Representative                                                                   Social Security Number

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Printed Name Of Registered Representative                       B/D Client Acct. #                Printed Name Of Broker/Dealer

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Branch Office Street Address For Contract Delivery                                           Representative Number
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19.  MAIL COMPLETED FORM TO: Zurich Kemper Life, 22 Church St., 20th Floor, Hartford, CT  06103
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L-8159  (12/97)
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